Exhibit 99.1

CHIRON CORPORATION

1 5/8% CONVERTIBLE DEBENTURES DUE 2033

FIRST SUPPLEMENTAL INDENTURE

Dated as of December 13, 2004

To

INDENTURE

Dated as of July 30, 2003

U.S. BANK NATIONAL ASSOCIATION

As Trustee

FIRST SUPPLEMENTAL INDENTURE, dated as of December 13, 2004 (the “First Supplemental Indenture”), between Chiron Corporation, a Delaware corporation, as issuer (the “Company”), and U.S. Bank National Association, as trustee under the indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Company and the Trustee executed and delivered an indenture, dated as of July 30, 2003 (the “Indenture”), relating to the Company’s $500,000,000 principal amount of 1 5/8% Convertible Debentures due 2033 (the “Securities”);

WHEREAS, Section 9.1 of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture or the Securities without the consent of any Holder for a number of reasons specified in Section 9.1 of the Indenture, so long as such changes do not materially and adversely affect the interests of the Holders and subject to certain exceptions specified in Section 9.1 of the Indenture;

WHEREAS, pursuant to Sections 3.7 and 3.8 of the Indenture, the Company may under certain circumstances elect to make payment of the Purchase Price or of the Change in Control Purchase Price in the form of the Company’s Common Stock, and it is the intention of this First Supplemental Indenture to change such Sections of the Indenture, and other related provisions, to eliminate the right of the Company to elect to make such payments in the form of the Company’s Common Stock, i.e., so that all such payments shall be made in the form of cash, and it is further the intention of this First Supplemental Indenture to make no other changes, i.e., this First Supplemental Indenture shall not otherwise affect the rights and obligations of the Company or the interests of the Holders;

WHEREAS, the Board of Directors of the Company has duly authorized the execution and delivery of this First Supplemental Indenture, the Company has delivered an Officers’ Certificate and an Opinion of Counsel to the Trustee pursuant to Section 9.6 of the Indenture and the Company has done and taken all acts and satisfied all conditions and requirements necessary to make this First Supplemental Indenture a valid and binding agreement in accordance with its terms and for the purposes herein set forth;

NOW THEREFORE, in consideration of the above premises, each party hereto agrees, for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

SECTION 1.1                        DEFINITIONS.

For all purposes of the Indenture and this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                     (a)               the words “herein,” “hereof” and “hereunder” and other words of similar import refer to the Indenture and this First Supplemental Indenture as a whole and not to any particular Article, Section or subdivision; and

                     (b)              certain capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

SECTION 1.2                        EFFECT OF HEADINGS.

The Article and Section headings of this First Supplemental Indenture are for convenience only and shall not affect the construction hereof.  Except as otherwise specifically set forth herein, all references to Articles and Sections in the Indenture shall remain unchanged.

SECTION 1.3                        SUCCESSORS AND ASSIGNS.

All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, or any other obligor on the Securities, whether expressed or not.

SECTION 1.4                        SEPARABILITY CLAUSE.

In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.5                        BENEFITS OF FIRST SUPPLEMENTAL INDENTURE.

Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

SECTION 1.6                        GOVERNING LAW.

This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York and all rights and remedies shall be governed by such laws without reference to their conflict of laws provision.

SECTION 1.7                        COUNTERPARTS.

This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall represent one and the same agreement.

SECTION 1.8                        CONFLICTS WITH TIA.

If and to the extent that any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this First Supplemental Indenture or in the Indenture by the TIA, the required provision shall control.

ARTICLE II

AMENDMENTS

SECTION 2.1                        AMENDMENT TO SECTION 1.2.

Inasmuch as such definitions relate solely to the right of the Company to make certain payments in the form of its Common Stock, which right is being eliminated by this First Supplemental Indenture, Section 1.2 of the Indenture is hereby amended by deleting the definitions of “Change in Control Securities”, “Market Price” and “Market Value” in their entirety, together with any references thereto in the Indenture.  In addition, Section 1.2 of the Indenture is amended to reflect that “cash” is now defined in Section 3.7(a).

SECTION 2.2                        AMENDMENT TO SECTION 3.7(a).

Section 3.7(a) of the Indenture is hereby amended by replacing the “at” preceding “100%” in the first sentence with “in U.S. legal tender (“cash”) at a price equal to”, moving the word “and” at the end of subsection (1)(C) to the end of subsection (1)(B), deleting subsection (1)(D) in its entirety, together with any references thereto in the Indenture, and deleting the second paragraph of subsection (2) in its entirety.

SECTION 2.3                        AMENDMENT TO SECTION 3.7(b).

Section 3.7(b) of the Indenture entitled “Company’s Right to Elect Manner of Payment of Purchase Price for Payment” is hereby amended and restated to read in its entirety as follows:

“(b)         Intentionally Omitted.”

SECTION 2.4                        AMENDMENT TO SECTION 3.7(c).

Section 3.7(c) of the Indenture entitled “Purchase With Cash” is hereby amended and restated to read in its entirety as follows:

“(c)         Intentionally Omitted.”

SECTION 2.5                        AMENDMENT TO SECTION 3.7(d).

Section 3.7(d) of the Indenture entitled “Payment by Issuance of Common Stock” is hereby amended by retaining the definitions of “Securities Act”, “Exchange Act” and “Closing Sale Price” and otherwise deleting the text of Section 3.7(d).

SECTION 2.6                        AMENDMENT TO SECTION 3.7(e).

Section 3.7(e) of the Indenture entitled “Notice of Election” is hereby amended and restated to read in its entirety as follows:

“(e)       Company Notice.  The Company shall give notice to the Trustee and to each Holder (and to beneficial owners as and to the extent required by applicable law) not less than 20 Business Days prior to each such Purchase Date (the “Company Notice Date”) setting forth information specified in this Section 3.7(e) (the “Company Notice”).

Each Company Notice shall include a form of Purchase Notice to be completed by a Holder and shall state:

(i)            the Purchase Price and the then Conversion Rate;

(ii)           the name and address of the Paying Agent and the Conversion Agent;

(iii)          that Securities as to which a Purchase Notice has been given may be converted if they are otherwise convertible only in accordance with Article X hereof and Paragraph 8 of the Securities if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

(iv)          that Securities must be surrendered to the Paying Agent to collect payment;

(v)           that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (iv);

(vi)          the procedures the Holder must follow to exercise its put rights under this Section 3.7;

(vii)         the procedures for withdrawing a Purchase Notice pursuant to the terms of Section 3.9;

(viii)        that, unless the Company defaults in making payment on Securities for which a Purchase Notice has been submitted, interest, if any, on such Securities will cease to accrue on the Purchase Date; and

(ix)           the CUSIP number of the Securities.

At the Company’s request, the Trustee shall give such Company Notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.”

SECTION 2.7                        AMENDMENT TO SECTION 3.7(f).

Section 3.7(f) of the Indenture entitled “Covenants of the Company” is hereby amended and restated to read in its entirety as follows:

“(f)          Intentionally Omitted.”

SECTION 2.8                        AMENDMENT TO SECTION 3.7(g).

Section 3.7(g) of the Indenture is hereby amended and restated to read in its entirety as follows:

“(g)         Procedure upon Purchase.  The Company shall deposit cash, at the time and in the manner as provided in Section 3.10, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 3.7.”

SECTION 2.9                        AMENDMENT TO SECTION 3.7(h).

Section 3.7(h) of the Indenture entitled “Taxes” is hereby deleted in its entirety, together with any references thereto in the Indenture.

SECTION 2.10                     AMENDMENT OF SECTION 3.8(a).

Section 3.8(a) of the Indenture entitled “Purchase of Securities at Option of the Holder upon a Change in Control” is hereby amended as follows:

First, the first paragraph of Section 3.8(a) is hereby amended and restated to read in its entirety as follows:

“(a)   If a Change in Control occurs, the Securities not previously purchased by the Company shall be purchased by the Company, at the option of the Holder thereof, for cash at the Purchase Price on the Change in Control Purchase Date (the “Change in Control Purchase Price”), as of the date that is 45 days after the date of the Change in Control Purchase Notice delivered by the Company (the “Change in Control Purchase Date”), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.8(c).”

Second, the second paragraph of Section 3.8(a) which contains the definition of “Change in Control” is retained unchanged and the seventh paragraph is amended as mentioned below, but all other paragraphs, i.e. the third through sixth and eighth through tenth of Section 3.8(a), are hereby deleted in their entirety.

Third, the seventh paragraph of Section 3.8(a) is hereby amended and restated to read in its entirety as follows:

“At least three Business Days before the Change in Control Notice Date (as defined below), the Company shall deliver an Officers’ Certificate to the Trustee specifying:

 (i)         the information required by Section 3.8(b); and

(ii)         whether the Company desires the Trustee to give the Change in Control Notice required by Section 3.8(b).”

SECTION 2.11                     AMENDMENT TO SECTION 3.8(b).

Section 3.8(b) of the Indenture is hereby amended by deleting the paragraphs following subsection (13) in their entirety.

SECTION 2.12                     AMENDMENT TO SECTION 3.8(c).

Section 3.8(c) of the Indenture is hereby amended by moving the word “and” at the end of subsection (3) to the end of subsection (2), replacing the semicolon at the end of subsection (3) with a period and deleting subsection (4) and the paragraph immediately following subsection (4) in their entirety, together with any references thereto in the Indenture.

SECTION 2.13                     AMENDMENT TO SECTION 3.8(d).

Section 3.8(d) of the Indenture entitled “Covenants of the Company” is hereby amended and restated to read in its entirety as follows:

“(d)         Intentionally Omitted.”

SECTION 2.14                     AMENDMENT TO SECTION 3.8(e).

Section 3.8(e) of the Indenture is hereby amended and restated to read in its entirety as follows:

“(e)         Procedure upon Purchase.  The Company shall deposit cash, at the time and in the manner as provided in Section 3.10, sufficient to pay the aggregate Change in Control Purchase Price of all Securities to be purchased pursuant to this Section 3.8.”

SECTION 2.15                     AMENDMENT TO SECTION 3.8(f).

Section 3.8(f) of the Indenture entitled “Taxes” is hereby deleted in its entirety, together with any references thereto in the Indenture.

SECTION 2.16                     AMENDMENT TO SECTION 3.9.

Section 3.9 of the Indenture entitled “Effect of Purchase Notice or Change in Control Purchase Notice” is hereby amended by deleting “and/or securities” in the second sentence, replacing “3.7(d)” with “3.7(a)” both times it appears in the second sentence and deleting the last paragraph.

SECTION 2.1                        AMENDMENT TO SECTION 3.10.

Section 3.10 of the Indenture entitled “Deposit of Purchase Price or Change in Control Purchase Price” is hereby amended by deleting “and/or shares of Change in Control Securities, if permitted hereunder,” in the first sentence.

SECTION 2.18                     AMENDMENT TO SECTION 3.13.

Section 3.13 of the Indenture entitled “Repayment to the Company” is hereby amended by deleting “or shares of Change in Control Securities” both times it appears in the first sentence and replacing “remain” with “remains” in the first sentence.

SECTION 2.19                     AMENDMENT TO SECTION 4.1.

Section 4.1 of the Indenture entitled “Payment of Securities” is hereby amended by deleting “or shares of Common Stock” in the second sentence and deleting “or securities, if permitted hereunder,” in the last sentence.

SECTION 2.20                     AMENDMENT TO EXHIBIT A, Paragraph 2.

Paragraph 2 of Exhibit A of the Indenture entitled “Method of Payment” is hereby amended by deleting “payments in cash, shares of Common Stock or a combination thereof, as the case may be,” from the second sentence.

SECTION 2.21                     AMENDMENT TO EXHIBIT A, Paragraph 7(a).

Paragraph 7(a) of Exhibit A of the Indenture is hereby amended by inserting “for cash” after “$1,000” in the first sentence and deleting the second paragraph in its entirety.

SECTION 2.22                     AMENDMENT TO EXHIBIT A, Paragraph 7(b).

Paragraph 7(b) of Exhibit A of the Indenture is hereby amended by deleting “or, at the Company’s option, shares of Change in Control Securities, or a combination of cash and shares of Change in Control Securities.  Any Change in Control Securities issued in payment of the Change in Control Purchase Price shall be valued at 95% of the Market Value of such Change in Control Securities”.

SECTION 2.23                     AMENDMENT TO EXHIBIT A, Paragraph 7(c).

Paragraph 7(c) of Exhibit A of the Indenture is hereby amended by deleting “(and/or, if permitted under the Indenture, shares of Common Stock or Change in Control Securities, as the case may be)” from the second sentence.

ARTICLE III

NOTICE; AMENDMENT OF AND
NOTATION ON SECURITIES

SECTION 3.1                        NOTICE TO SECURITYHOLDERS.

Promptly after the date of this First Supplemental Indenture, the Company shall mail to Holders a notice briefly describing the Amendments in accordance with Section 9.1 of the Indenture.

SECTION 3.2                        AMENDMENT OF SECURITIES.

Outstanding Securities shall be deemed amended as set forth in this First Supplemental Indenture, and the terms of the Indenture, as amended, shall govern the terms of the Securities.

SECTION 3.3                        NOTATION ON SECURITIES.

Securities authenticated and delivered after the date of this First Supplemental Indenture shall, at the Company’s expense, be affixed by the Trustee with the following notation:

“The Company and the Trustee have entered into a First Supplemental Indenture, dated as of December 13, 2004, which amended certain redemption provisions so as to eliminate the right of the Company, pursuant to Sections 3.7 and 3.8 of the Indenture, to elect to make payment of the Purchase Price or of the Change in Control Purchase Price in the form of the Company’s Common Stock.  Reference is hereby made to such First Supplemental Indenture, copies of which are on file with U.S. Bank National Association, as Trustee.  The Indenture as supplemented governs the terms of the Securities.”

The Trustee may, but shall not be required to, require Holders of Securities authenticated and delivered prior to the date of this First Supplemental Indenture to deliver such Securities to the Trustee so the Trustee may affix them with the aforementioned notation.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

CHIRON CORPORATION

By:	/s/Joel R. Jung
	Name:	Joel R. Jung
	Title:	Vice President, Treasurer
U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/Paula Oswald
	Name:	Paula Oswald
	Title:	Vice President